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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2005
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                      Myriad Entertainment & Resorts, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                     000-24789                   64-0872630
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

  10050-112 Street, Suite 1000, 10th Floor, Edmonton, Alberta, Canada T5K 2J1
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     (Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code:  780-431-0086
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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MYRIAD ENTERTAINMENT & RESORTS, INC.

EXPLANATORY NOTE:

         This Amendment No. 1 on Form 8-K/A for Myriad Entertainment & Resorts, Inc. (the "Company") is being filed to amend and restate the items described below as set forth in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2006.

         This Amendment No. 1 amends Item 1.01, Entry Into a Material Definitive Agreement, and Item 3.02, Unregistered Sales of Equity Securities, to restate the acceptance dates of subscriptions from accredited investors acquiring shares of Company common stock during the December 2005 through February 4, 2006 period.

         Pursuant to SEC Rule 12b-15, this Form 8-K/A sets forth the complete text of each item of Form 8-K listed above as amended, and omits items of the original Form 8-K filed with the Securities and Exchange Commission on March 6, 2006 that have not been amended.

         In order to preserve the nature and character of the disclosures set forth in such items as originally filed, this Amendment No. 1 does not reflect events occurring after the filing of the original Current Report on Form 8-K filed on March 6, 2006, or modify or update the disclosures presented in that filing, except to reflect the revisions as described above.


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         During December 2005, we accepted subscriptions from three accredited investors resident in the provinces of Alberta or British Columbia, Canada, pursuant to which we issued and sold 833,334 shares of our common stock to the investors for an aggregate purchase price of USD$250,000, or USD$.30 per share. On February 4, 2006, we accepted subscriptions from six additional accredited investors resident in the province of Alberta, Canada, pursuant to which we issued and sold 433,334 shares of our common stock to such investors for an aggregate purchase price of USD$130,000, or USD$.30 per share. The proceeds will be used for working capital and general corporate purposes.

         We offered and sold the Shares without registration under the Securities Act of 1933, as amended (the "Securities Act") to the investors in reliance upon the exemption provided by Regulation S thereunder. The Shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the Shares.

         This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This portion of the report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

         During the December 2005 through February 4, 2006 period, Myriad Entertainment & Resorts, Inc. accepted subscriptions to issue and sell 1,266,668 shares of Myriad's common stock, to nine accredited investors resident in the provinces of Alberta or British Columbia, Canada in reliance upon the exemption provided by Regulation S of the Securities Act of 1933, as amended. For further information about the terms of these transactions, please see the disclosure under Item 1.01 above.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MYRIAD ENTERTAINMENT & RESORTS, INC.
                                            ------------------------------------
                                            (Registrant)

Date: March 30, 2006.                       By: /s/ Scott Hawrelechko
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                                                Scott Hawrelechko,
                                                Chairman, President and CEO